                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)


                                DECEMBER 12, 2001
                           --------------------------


                               IPC HOLDINGS, LTD.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     BERMUDA
                       ----------------------------------
                 (State or Other Jurisdiction of Incorporation)



        0-27662                                         NOT APPLICABLE
(Commission File Number)                       (IRS Employer Identification No.)


                         AMERICAN INTERNATIONAL BUILDING
                                29 RICHMOND ROAD
                            PEMBROKE, HM 08, BERMUDA
                    ---------------------------------------
                    (Address of Principal Executive Offices)





                                 (441) 298-5100
                       ----------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

         On December 12, 2001, IPC Holdings, Inc., a company incorporated under the laws of Bermuda ("IPC"), issued a press release (the "Press Release") announcing the closing of a public offering of its common shares, a concurrent private placement of common shares to American International Group, Inc. ("AIG") and an option exercise by AIG.

         The Press Release is attached hereto as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are filed herewith:

Exhibit
Number   Description
-------  --------------------------------------------------
99.1     Press Release dated December 12, 2001.

                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IPC HOLDINGS, INC.

                                        By:   /s/ Dennis J. Higginbottom
                                              ------------------------
                                              Name: Dennis J. Higginbottom
                                              Title: Vice President and
                                                      Secretary

Date:  December 17, 2001

                                EXHIBIT INDEX

Exhibit
Number          Description
-----           ---------------------------------------------------
99.1            Press Release dated December 12, 2001.

                                     -4-